-------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                 May 18, 1999


                    Structured Asset Securities Corporation
            (Exact Name of Registrant as Specified in its Charter)



           Delaware                  333-68513                 74-2440850
---------------------------        ------------          --------------------
State or Other Jurisdiction        (Commission            (I.R.S. Employer
      Of Incorporation)            File Number)          Identification No.)



         200 Vesey Street
        New York, New York                                        10285
  -------------------------------                               ----------
  (Address of Principal Executive                               (Zip Code)
             Offices)


      Registrant's telephone number, including area code: (212) 526-5594


                                   No Change
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events1
         -------------

     Attached as Exhibit 23 to this Current Report is the consent of PricewaterhouseCoopers LLP to the use of such firm's name under the caption "Experts," and the incorporation by reference of such firm's report dated February 2, 1999 on its audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries, as of December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998, in the Prospectus Supplement (as defined herein) relating to Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-ALS2 (the "Certificates"). The Certificates are offered pursuant to a prospectus supplement, dated May 14, 1999 (the "Prospectus Supplement"), and a prospectus, dated January 15, 1999 (together with the Prospectus Supplement, the "Prospectus"), which were filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates are registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-68513) (the "Registration Statement").


Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

               23.         Consent of Independent Accountants



---------------
1 Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          STRUCTURED ASSET SECURITIES
                                            CORPORATION



                                          By:/s/ Joseph J. Kelly
                                             ---------------------------------
                                             Name:  Joseph J. Kelly
                                             Title:  Vice President



Dated:  May 18, 1999

                                 EXHIBIT INDEX
                                 -------------



Exhibit No.                    Description                            Page No.
-----------                    -----------                            --------


23                            Consent of Independent Accountants           6

                 Exhibit 23 Consent of Independent Accountants

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Prospectus Supplement of Structured Asset Securities Corporation relating to Mortgage Pass-Through Certificates, Series 1999-ALS2, of our report dated February 2, 1999, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998. We also consent to the reference to our Firm under the caption "Experts."




                                           /s/ PricewaterhouseCoopers LLP
                                           -----------------------------------

                                           PricewaterhouseCoopers LLP



May 14, 1999